Exhibit 2
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned does hereby make, constitute and appoint each of L.E. Simmons and Anthony F. DeLuca (and any other officer or employee of L.E. Simmons & Associates, Incorporated designated in writing by one of the attorneys-in-fact), acting individually, its true and lawful attorney, to execute and deliver in its name and on its behalf whether the undersigned is acting individually or as a representative of others, any and all filings required to be made by the undersigned under the Securities Exchange Act of 1934, (as amended, the “Act”), with respect to securities which may be deemed to be beneficially owned by the undersigned under the Act, giving and granting unto each said attorney-in-fact power and authority to act in the premises as fully and to all intents and purposes as the undersigned might or could do if present, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.
THIS POWER OF ATTORNEY shall remain in full force and effect until either revoked by the undersigned in a signed writing delivered to each of L.E. Simmons and Anthony F. DeLuca or until such time as the person or persons to whom power of attorney has been hereby granted cease(s) to be an officer or employee of L.E. Simmons & Associates, Incorporated.
IN WITNESS WHEREOF, the undersigned has duly subscribed these presents as of February 10, 2009.

SCF-IV, L.P.
By:	SCF-IV, G.P., LLC
By:	L.E. Simmons & Associates, Incorporated
By:	/s/ Anthony F. DeLuca
Anthony F. DeLuca, Managing Director

SCF-IV, G.P., LLC
By:	L.E. Simmons & Associates, Incorporated
By:	/s/ Anthony F. DeLuca
Anthony F. DeLuca, Managing Director

SCF-VI, L.P.
By:	SCF-VI, G.P., Limited Partnership
By:	L.E. Simmons & Associates, Incorporated
By:	/s/ Anthony F. DeLuca
Anthony F. DeLuca, Managing Director

SCF-VI, G.P., Limited Partnership
By:	L.E. Simmons & Associates, Incorporated
By:	/s/ Anthony F. DeLuca
Anthony F. DeLuca, Managing Director

L.E. Simmons & Associates, Incorporated
By:	/s/ Anthony F. DeLuca
Anthony F. DeLuca, Managing Director

L.E. Simmons
/s/ L.E. Simmons
L.E. Simmons, individually

David C. Baldwin
/s/ David C. Baldwin
David C. Baldwin, individually

Anthony F. DeLuca
/s/ Anthony F. DeLuca
Anthony F. DeLuca, individually

Andrew L. Waite
/s/ Andrew L. Waite
Andrew L. Waite, individually

John H.W. Geddes
/s/ John H.W. Geddes
John H.W. Geddes, individually

JWG Management, Ltd.
By:	/s/ John H.W. Geddes
John H.W. Geddes, President

LESFP, Ltd.
By:	LESGP, LLC
By:	/s/ L.E. Simmons
L.E. Simmons, President

LESGP, LLC
By:	/s/ L.E. Simmons
L.E. Simmons, President